SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 5, 1997

                        Commission File Number 000-23386

                          CRYO-CELL INTERNATIONAL, INC.
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                 (Name of Small Business Issuer in its charter)

                  DELAWARE                                 22-3023093
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        (State or other jurisdiction                    (I.R.S. Employer
           of incorporation or                         Identification No.)
             organization)

                   604 PACKARD COURT, SAFETY HARBOR, FL 34695
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               (Address of principal executive offices) (Zip Code)

                    Issuer's telephone number: (813) 669-9646


              -----------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

The Board of Directors of the Company accepted the resignation of William C. Hardy as President, Chief Operating Officer and member of the Board. The Board also accepted the resignation of Leonard Green from the Board of Directors.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CRYO-CELL INTERNATIONAL, INC.



Date:  September 12, 1997          By: /s/  BRIAN K. BURKE
                                       ----------------------------
                                       Brian K. Burke
                                       Vice President and Chief
                                       Financial Officer